   As filed with the Securities and Exchange Commission on November 15, 1996


                                                     Registration No. 333-_____


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                              -------------------

                        PACIFIC GAS AND ELECTRIC COMPANY
               (Exact name of issuer as specified in its charter)

          California                                           94-0742640
 (State or other jurisdiction                              (I.R.S. employer
of incorporation or organization)                         identification number)

 77 Beale Street, P.O. Box 770000, San Francisco, California        94177
         (Address of principal executive offices)                 (Zip Code)

                        PACIFIC GAS AND ELECTRIC COMPANY
                          LONG-TERM INCENTIVE PROGRAM
                            (Full title of the plan)

                             Gary P. Encinas, Esq.
                        Pacific Gas and Electric Company
       77 Beale Street, P.O. Box 770000, San Francisco, California  94177
                    (Name and address of agent for service)

  Telephone number, including area code, of agent for service: (415) 973-2784

                                    Copy to:
                              Leslie P. Jay, Esq.
                         Orrick, Herrington & Sutcliffe
                               400 Sansome Street
                        San Francisco, California  94111

                        CALCULATION OF REGISTRATION FEE

=====================================================================================

                                          Proposed       Proposed
 Title of                                  Maximum        Maximum
Securities                 Amount          Offering       Aggregate       Amount of
  to be                    to be            Price         Offering       Registration
Registered               Registered       Per Share*       Price*            Fee*
----------               ----------       ----------     ----------      -------------

Common Stock,         23,000,000 shares       $23.81    $547,630,000.00    $165,949.00
  and Options to
Purchase Common
Stock
=======================================================================================

* Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c), on the basis of $23.81 per share, the average of the high and low prices of the Common Stock on the New York Stock Exchange on November 12, 1996.

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.  INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The following documents are incorporated by reference in this registration statement: (i) the latest annual report of Pacific Gas and Electric Company (the "Company") filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); (ii) all reports filed by the Company pursuant to Sections 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by the Company's latest annual report; and (iii) the description of the Company's common stock filed pursuant to the Exchange Act, including any amendment or report filed for the purpose of updating such description. All documents filed by the Company after the date of this registration statement pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment (that indicates all securities offered have been sold or deregisters all securities then remaining unsold), shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents.

ITEM 4.    DESCRIPTION OF SECURITIES

Inapplicable.

ITEM 5.    INTERESTS OF NAMED EXPERTS AND COUNSEL

Inapplicable.

ITEM 6.    INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 317 of the California Corporations Code and Article SIXTH of the Company's Articles of Incorporation provide for indemnification of the Company's directors and officers under certain circumstances. The Company's Board of Directors has adopted a resolution regarding the Company's policy of indemnification and the Company maintains insurance which insures directors and officers of the Company against certain liabilities.

ITEM 7.    EXEMPTION FROM REGISTRATION CLAIMED

Inapplicable.

ITEM 8.    EXHIBITS

4.1 Restated Articles of Incorporation of Pacific Gas and Electric Company effective as of July 26, 1994 (incorporated by reference to Exhibit 3.1 to the registrant's Form 10-Q for the quarter ended June 30, 1994, Commission File No. 1-2348).

4.2 By-Laws of Pacific Gas and Electric Company dated as of June 19, 1996 (incorporated by reference to Exhibit 3.2 to the registrant's Form 10-Q for the quarter ended June 30, 1996, Commission File No. 1-2348).

4.3 Certificate of Determination of Preferences of 7.04% Redeemable First Preferred Stock (incorporated by reference to Exhibit 4.2 to the registrant's Form 8-K dated March 25, 1994, Commission File No. 1-2348).

4.4 Certificate of Determination of Preferences of 6-7/8% Redeemable First Preferred Stock (incorporated by reference to Exhibit 4.3 to the registrant's Form 8-K dated March 25, 1994, Commission File No. 1-2348).

4.5 Certificate of Decrease in Number of Shares of Certain Series of First Preferred Stock (incorporated by reference to Exhibit 4.4 to the registrant's Form 8-K dated March 25, 1994, Commission File No. 1-2348).

4.6 Certificate of Determination of Preferences of 6.30% Redeemable First Preferred Stock (incorporated by reference to Exhibit 4.5 to the registrant's Form 8-K dated March 25, 1994, Commission File No. 1-2348).

4.7 Pacific Gas and Electric Company Long-Term Incentive Program, as amended and restated effective as of January 1, 1996 (the "Program") (incorporated
      by reference to Exhibit   10.17 to the registrant's Annual Report on Form
      10-K for the year ended December 31, 1995, Commission File No. 1-2348).

4.8 Pacific Gas and Electric Company Stock Option Plan, as amended and restated effective as of January 1, 1996 (incorporated by reference to Exhibit 10.10 to the registrant's Annual Report on Form 10-K for the year ended December 31, 1995, Commission File No. 1-2348).

4.9 Performance Unit Plan of Pacific Gas and Electric Company, as amended and restated effective as of January 1, 1996 (incorporated by reference to Exhibit 10.11 to the registrant's Annual Report on Form 10-K for the year ended December 31, 1995, Commission File No. 1-2348).

4.10 Pacific Gas and Electric Company Restricted Stock Plan for Non-Employee Directors, effective as of January 1, 1996 (incorporated by reference to Exhibit 10.18 to the registrant's Annual Report on Form 10-K for the year ended December 31, 1995, Commission File No. 1-2348).

4.11 Form of nonqualified stock option agreement under the Stock Option Plan component of the Program.

5.1   Opinion of Gary P. Encinas, Esq., Chief Counsel, Corporate of the Company.

23.1  Consent of Arthur Andersen LLP.

23.2  Consent of Gary P. Encinas, Esq. is included in Exhibit 5.1.

24.1  Powers of Attorney.

24.2 Resolution of the Board of Directors authorizing the execution of the Registration Statement.

ITEM 9.    UNDERTAKINGS

      (a) The undersigned registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

              (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

              (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

          Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3 or Form S-8 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

      (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of the Plan's annual report pursuant to section 15(d) of the Securities Exchange Act of
1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   Signatures


THE REGISTRANT

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, State of California on the 15th of November, 1996.

                                        PACIFIC GAS AND ELECTRIC COMPANY
                                                  (Registrant)


                                        By     GARY P. ENCINAS
                                          ---------------------------------
                                          (Gary P. Encinas, Attorney-in-Fact)


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

       Signature                        Title                        Date
       ---------                        -----                        ----

A. Principal Executive Officer
    *STANLEY T. SKINNER            Chairman of the               November 15, 1996
                                   Board, Chief
                                   Executive Officer
                                   and Director

B. Principal Financial Officer
       *GORDON R. SMITH            Senior Vice                   November 15, 1996
                                   President and Chief
                                   Financial Officer

C. Controller or Principal
   Accounting Officer
     *CHRISTOPHER P. JOHNS         Vice President and            November 15, 1996
                                   Controller

D. Directors
       * RICHARD A. CLARKE                    Director    November 15, 1996
       * H. M. CONGER                         Director    November 15, 1996
       * DAVID A. COULTER                     Director    November 15, 1996
       * C. LEE COX                           Director    November 15, 1996
       * WILLIAM S. DAVILA                    Director    November 15, 1996
       * ROBERT D. GLYNN, JR.                 Director    November 15, 1996
       * DAVID M. LAWRENCE, MD                Director    November 15, 1996
       * RICHARD B. MADDEN                    Director    November 15, 1996
       * MARY S. METZ                         Director    November 15, 1996
       * REBECCA Q. MORGAN                    Director    November 15, 1996
       * SAMUEL T. REEVES                     Director    November 15, 1996
       * CARL E. REICHARDT                    Director    November 15, 1996
       * JOHN C. SAWHILL                      Director    November 15, 1996
       * BARRY LAWSON WILLIAMS                Director    November 15, 1996

*By:             GARY P. ENCINAS
        -------------------------------
       (Gary P. Encinas, Attorney-in-Fact)

                                 EXHIBIT INDEX


4.1 Restated Articles of Incorporation of Pacific Gas and Electric Company effective as of July 26, 1994 (incorporated by reference to Exhibit 3.1 to the registrant's Form 10-Q for the quarter ended June 30, 1994, Commission File No. 1-2348).

4.2 By-Laws of Pacific Gas and Electric Company dated as of June 19, 1996 (incorporated by reference to Exhibit 3.2 to the registrant's Form 10-Q for the quarter ended June 30, 1996, Commission File No. 1-2348).

4.3 Certificate of Determination of Preferences of 7.04% Redeemable First Preferred Stock (incorporated by reference to Exhibit 4.2 to the registrant's Form 8-K dated March 25, 1994, Commission File No. 1-2348).

4.4 Certificate of Determination of Preferences of 6-7/8% Redeemable First Preferred Stock (incorporated by reference to Exhibit 4.3 to the registrant's Form 8-K dated March 25, 1994, Commission File No. 1-2348).

4.5 Certificate of Decrease in Number of Shares of Certain Series of First Preferred Stock (incorporated by reference to Exhibit 4.4 to the registrant's Form 8-K dated March 25, 1994, Commission File No. 1-2348).

4.6 Certificate of Determination of Preferences of 6.30% Redeemable First Preferred Stock (incorporated by reference to Exhibit 4.5 to the registrant's Form 8-K dated March 25, 1994, Commission File No. 1-2348).

4.7 Pacific Gas and Electric Company Long-Term Incentive Program, as amended and restated effective as of January 1, 1996 (the "Program") (incorporated
     by reference to Exhibit   10.17 to the registrant's Annual Report on Form
     10-K for the year ended December 31, 1995, Commission File No. 1-2348).

4.8 Pacific Gas and Electric Company Stock Option Plan, as amended and restated effective as of January 1, 1996 (incorporated by reference to Exhibit 10.10 to the registrant's Annual Report on Form 10-K for the year ended December 31, 1995, Commission File No. 1-2348).

4.9 Performance Unit Plan of Pacific Gas and Electric Company, as amended and restated effective as of January 1, 1996 (incorporated by reference to Exhibit 10.11 to the registrant's Annual Report on Form 10-K for the year ended December 31, 1995, Commission File No. 1-2348).

4.10 Pacific Gas and Electric Company Restricted Stock Plan for Non-
     Employee Directors, effective as of January 1, 1996 (incorporated by reference to Exhibit 10.18 to the registrant's Annual Report on Form 10-K for the year ended December 31, 1995, Commission File No. 1-2348).

4.11 Form of nonqualified stock option agreement under the Stock Option Plan component of the Program.

5.1  Opinion of Gary P. Encinas, Esq., Chief Counsel, Corporate of the Company.

23.1 Consent of Arthur Andersen LLP.

23.2 Consent of Gary P. Encinas, Esq. is included in Exhibit 5.1.

24.1 Powers of Attorney.

24.2 Resolution of the Board of Directors authorizing the execution of the Registration Statement.